CORPORATE
                                                                  HIGH YIELD
                                                                  FUND III, INC.

                                                         STRATEGIC
                                                                  Performance

                               [GRAPHIC OMITTED]

                                                                  Annual Report
                                                                  May 31, 1998

                       CORPORATE HIGH YIELD FUND III, INC.

The Benefits and Risks of Leveraging

Corporate High Yield Fund III, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Portfolio Profile
As of May 31, 1998

The quality ratings* of securities in the Fund as of May 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                  Long-Term Investments
--------------------------------------------------------------------------------
BBB/Baa...........................................................          5.7%
BB/Ba.............................................................         30.7
B/B...............................................................         55.4
CCC/Caa...........................................................          4.0
NR (Not Rated)....................................................          4.2
--------------------------------------------------------------------------------
* In cases where bonds are rated differently by Standard & Poor's Corp. and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.

                                                                Percent of Total
Foreign Holdings                                           Long-Term Investments
--------------------------------------------------------------------------------
Total Foreign Holdings............................................         27.2%
Emerging Markets Holdings.........................................         13.5
--------------------------------------------------------------------------------

                                                                Percent of Total
Five Largest Foreign Countries*                            Long-Term Investments
--------------------------------------------------------------------------------
Argentina.........................................................          5.2%
Brazil............................................................          3.8
Canada............................................................          3.6
United Kingdom....................................................          2.8
Bermuda...........................................................          2.2
--------------------------------------------------------------------------------
* All holdings are denominated in US dollars.

                               Corporate High Yield Fund III, Inc., May 31, 1998

DEAR SHAREHOLDER

We are pleased to provide you with the first shareholder report for Corporate High Yield Fund III, Inc. The Fund seeks current income by investing primarily in a diversified portfolio of fixed-income securities that are rated in the lower rating categories of the established rating services or are unrated securities of comparable quality. In this and future reports to shareholders, we will provide information on the Fund's performance, discuss our investment strategies and highlight some of the Fund's holdings.

High-Yield Market Overview

The high-yield market entered 1998 on a note of optimism. As the year progressed, a heavy new-issue calendar and a move by fixed-income investors toward the perceived safety of the US Treasury market dampened returns and widened yield spreads. Benefiting from larger coupon payments, the high-yield market, as measured by the unmanaged CS First Boston High Yield Index, returned +2.33% despite sagging bond prices since the Fund's inception (January 30, 1998) through May 31, 1998. By comparison, the ten-year Treasury bond returned +0.74% during the same period, despite a +2.10% return in May. The yield spread between ten-year Treasury securities and the high-yield market widened to 395 basis points (3.95%) by May 31, 1998 from 384 basis points on January 31, 1998. This modest yield spread widening masks a tightening of spreads that began the week following the Fund's inception and that persisted through the middle of May. The high-yield market reached tight spreads near 360 basis points in February, March and April, before widening to current levels.

New-issue supply for the 12 months ended May 31, 1998 totaled nearly $90 billion as compared to $42 billion for the previous year, continuing the acceleration in new-issue volume that has led to a near doubling of the high-yield market since 1993. The abundance of new issues caused purchasers to be more selective and to demand better pricing. Reassessment of relative value led to lower prices and increasing yields throughout the high-yield market. Toward the middle of May, investors became concerned about the Asian economic turmoil and its potentially adverse effect on corporate profits. Investors fled higher risk fixed-income instruments, including bonds of both high-yield and emerging markets issuers, for the safer haven of the US Treasury market.

Though changes in investor sentiment and an ample supply of new issues may lead to a choppy market, we believe that current spreads offer a reasonable risk premium for high-yield bonds relative to Treasury securities and represent a good investment value. Fundamentals for the high-yield market have remained favorable. Many companies have acted to shore up balance sheets in recent years through debt repayment and equity issuance and are better able to withstand an earnings shortfall. Cash continues to enter the high-yield market, providing an ongoing level of demand that tends to support prices.

Fund Performance

Since inception (January 30, 1998) through May 31, 1998, total investment return on the Fund's Common Stock was +2.00%, based on a change in the per share net asset value from $15.00 to $14.99, and assuming reinvestment of $0.296 per share income dividends. During the same period, the net annualized yield of the Fund's Common Stock was 8.26%. Performance for the period reflects the Fund's initial investment process. The Fund was fully invested, but not yet leveraged, by May 31, 1998.

Leverage Strategy

We commenced the leveraging process with bank borrowings in mid-June. Based on the current market, we plan to leverage the Fund 15%-20%. Leveraging at 15% means that we will have borrowed from the banks an amount equal to 15% of total assets, including those assets acquired with the borrowed funds. Depending on market conditions, we foresee reaching our anticipated leverage over the next two months-three months. We expect to be able to earn incremental income based on the spread between the borrowing cost and the interest paid on our investments. Leverage can add volatility to the Fund's returns and net asset value, heightening upside potential in strong markets and accentuating losses in weak markets. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Investment Strategy

During the Fund's initial investment phase, we attempted to select a variety of investments that balance high current yield with total return potential. We purchased, and still hold, a variety of higher-quality, high current yield bonds that, in our opinion, are likely to have limited volatility. Among these issues are B-rated First Nationwide Holdings Inc., 12.50% due 2003 and Midland Cogeneration Venture Limited Partnership, 10.33% due 2002, split BB/B-rated Sea Containers Ltd., 12.50% due 2004 and BB-rated Reliance Group Holdings Inc., 9.75% due 2003. To seek to enhance total return, we also purchased some out-of-favor names such as B-rated oriented strand board producer Ainsworth Lumber Company at a 12.50% yield and unrated television broadcaster ACME Intermediate Holdings/Finance zero coupon bonds at a 12.28% yield. Both bonds have appreciated since our purchase.

Still in the total return category, but with value to be realized over a longer time horizon, are bonds of issuers in emerging markets, such as CSN Iron S.A. and media conglomerate Globo Comunicacoes Partcipacoes, Ltd. in Brazil, and Mexican shipping company Transportacion Maritima Mexicana S.A. These will clearly be a volatile element in the portfolio as these bonds react to the unsettled conditions in emerging markets, particularly now in Asia. However, we have attempted to invest in companies with strong financial profiles and/or solid market positions that we believe have good staying power over the long term.

We found value in the new-issue market, as the large volume of new issues pushed up yields and widened spreads in this sector of the market. A significant portion of the new-issue market was in the communications and telephony sector. We made selective purchases in that sector, including Level 3 Communications Corp., an internet telecommunications provider with an $8.5 billion equity market capitalization, and Intermedia Communications Inc., a competitor to the local telephone companies with a $1.7 billion equity market capitalization. However, we avoided companies that we believe have serious competitive threats or the potential for inadequate financing to fund their investment plans.

Portfolio Characteristics

Communications and media was our largest broad industry category, totaling nearly 21% of total long-term investments. Of the narrowly classified sectors, the largest allocations were: financial services, 8.0% of net assets; transportation, 7.1%; utilities, 4.9%; energy, 4.9%; and wireless communications--domestic paging & cellular, 4.6%. Non-US bonds totaled near 27% of the portfolio, with emerging market issues accounting for about 14% of net assets. See the foreign holdings table on page 1 of this report for the distribution of dollar-denominated, non-US, investments in the portfolio. At May 31, 1998, the average maturity for the portfolio was 8 years, and the average rating was B.

In Conclusion

We thank you for your investment in Corporate High Yield Fund III, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent T. Lathbury III

Vincent T. Lathbury III
Senior Vice President
and Portfolio Manager


/s/ Elizabeth M. Phillips

Elizabeth M. Phillips
Vice President and Portfolio Manager

June 29, 1998


                                     2 & 3

                               Corporate High Yield Fund III, Inc., May 31, 1998

SCHEDULE OF INVESTMENTS

                           S&P    Moody's      Face                                                                         Value
  INDUSTRIES             Rating   Rating      Amount                Corporate Bonds                           Cost        (Note 1a)
====================================================================================================================================
Automotive--1.0%         B+       B3        $5,000,000     Breed Technologies, Inc., 9.25% due
                                                           4/15/2008 (c)                                 $  5,000,000  $  5,050,000
====================================================================================================================================
Broadcasting--Radio      CCC      NR*        5,000,000     ACME Intermediate Holdings/Finance,
& Television--2.5%                                         12.28%** due 9/30/2005                           2,983,448     3,150,000
                         B-       B2         5,000,000     LIN Television Corp., 8.375% due
                                                           3/01/2008 (c)                                    4,988,300     4,987,500
                         B        B2         5,000,000     Sinclair Broadcasting Group Inc.,
                                                           8.75% due 12/15/2007                             5,175,000     5,062,500
                                                                                                         ------------  ------------
                                                                                                           13,146,748    13,200,000
====================================================================================================================================
Building                 BB       Ba3        7,000,000     Building Materials Holding Corp.,
Materials--1.6%                                            9.475%** due 7/01/2004                           6,796,306     6,685,000
                         NR*      B2         1,500,000     International Comfort Products
                                                           Corp., 9.75% due 3/01/2000                       1,526,250     1,528,125
                                                                                                         ------------  ------------
                                                                                                            8,322,556     8,213,125
====================================================================================================================================
Cable--                  B-       B2         5,000,000     Comcast UK Cable Partners Ltd.,
International--3.6%                                        9.775%** due 11/15/2007                          4,213,974     4,112,500
                         B-       Caa1       1,500,000     Diamond Cable Communications PLC,
                                                           10.839%** due 9/30/2004                          1,397,322     1,402,500
                         B-       B3         4,000,000     Diamond Holdings PLC, 9.125% due
                                                           2/01/2008 (c)                                    4,000,000     4,100,000
                         B-       B3         7,500,000     NTL Inc., 9.085%** due 4/01/2008 (c)             5,006,018     4,837,500
                         B        B3         6,750,000     United International Holdings, Inc.,
                                                           10.75%** due 2/15/2008                           4,121,841     4,227,187
                                                                                                         ------------  ------------
                                                                                                           18,739,155    18,679,687
====================================================================================================================================
Chemicals--              BB-      Ba3        7,000,000     ISP Holdings Inc., 9.75% due
2.2%                                                       2/15/2002                                        7,498,750     7,402,500
                         B+       B2         4,250,000     Octel Development PLC, 10% due
                                                           5/01/2006 (c)                                    4,250,000     4,345,625
                                                                                                         ------------  ------------
                                                                                                           11,748,750    11,748,125
====================================================================================================================================
Computer Services/       B        Ba3        5,000,000     Advanced Micro Devices, Inc., 11%
Electronics--7.4%                                          due 8/01/2003                                    5,355,625     5,350,000
                         B        B2         2,000,000     Celestica International Inc., 10.50%
                                                           due 12/31/2006                                   2,185,000     2,190,000
                         B        B2         5,000,000     Hadco Corp., 9.50% due 6/15/2008 (c)             4,983,000     5,043,750
                         B-       B3         4,000,000     MCMS Inc., 9.75% due 3/01/2008 (c)               4,000,000     3,940,000
                         B-       B3         5,000,000     PSINet Inc., 10% due 2/15/2005 (c)               5,000,000     5,087,500
                         BB-      Ba3        6,000,000     UNISYS Corporation, 11.75% due
                                                           10/15/2004                                       7,011,200     6,930,000
                         B-       NR*        4,000,000     Verio Inc., 10.375% due 4/01/2005 (c)            4,000,000     4,160,000
                         B        B2         7,250,000     Zilog, Inc., 9.50% due 3/01/2005 (c)             6,846,250     5,981,250
                                                                                                         ------------  ------------
                                                                                                           39,381,075    38,682,500
====================================================================================================================================
Conglomerates--          B-       B3         5,000,000     Eagle-Picher Industries, 9.375% due
3.0%                                                       3/01/2008 (c)                                    4,991,800     5,050,000
                         BB       Ba2        6,000,000     Sequa Corp., 8.75% due 12/15/2001                6,157,500     6,135,000
                         BB-      NR*        5,000,000     Voto-Votorantim Overseas Trading
                                                           Operations N.V., 8.50% due 6/27/2005 (c)         4,765,625     4,506,250
                                                                                                         ------------  ------------
                                                                                                           15,914,925    15,691,250
====================================================================================================================================
Consumer Products--      B-       B2         4,000,000     Chattem Inc., 8.875% due 4/01/2008
2.5%                                                       (c)                                              4,000,000     3,980,000
                         B        B2         3,000,000     Revlon Consumer Products Corp.,
                                                           9.50% due 6/01/1999                              3,090,000     3,075,000
                         B-       B3         6,500,000     Syratech Corp., 11% due 4/15/2007                5,397,500     5,850,000
                                                                                                         ------------  ------------
                                                                                                           12,487,500    12,905,000
====================================================================================================================================
Energy--4.9%             B+       B1         4,000,000     Chesapeake Energy Corp., 9.625% due
                                                           5/01/2005 (c)                                    4,000,000     4,005,000
                         B        B1         7,000,000     KCS Energy Inc., 11% due 1/15/2003               7,726,250     7,577,500
                         B+       B1         5,000,000     Parker Drilling Co., 9.75% due
                                                           11/15/2006 (c)                                   5,191,650     5,250,000
                         B+       B2         3,000,000     Pool Energy Services Co., 8.625% due
                                                           4/01/2008 (c)                                    3,000,000     2,962,500
                         NR*      B3         7,000,000     TransAmerican Energy Corp.,
                                                           13.145%** due 6/15/2002                          6,115,524     5,810,000
                                                                                                         ------------  ------------
                                                                                                           26,033,424    25,605,000
====================================================================================================================================
Entertainment--1.0%      B-       B3         5,000,000     Premier Parks, Inc., 9.25% due
                                                           4/01/2006                                        5,000,000     5,075,000
====================================================================================================================================
Financial Services--     B        B2         4,750,000     AMRESCO, Inc., 9.875% due 3/15/2005              4,750,000     4,868,750
8.0%                                                       First Nationwide Holdings Inc.:
                         BB-      Ba2        2,000,000        12.25% due 5/15/2001                          2,227,500     2,190,000
                         B        B3         5,000,000        12.50% due 4/15/2003                          5,737,500     5,650,000
                         BB+      Baa2       4,000,000     Fuji JGB Investments LLC
                                                           (Preferred), 9.87% (b)(c)                        4,000,000     3,470,000
                         NR*      Baa2       4,000,000     IBJ Preferred Capital Co. LLC, 8.79%
                                                           (b)(c)                                           3,957,500     3,525,000
                                                           Reliance Group Holdings Inc.:
                         BB+      Ba1        1,500,000        9% due 11/15/2000                             1,582,500     1,567,800
                         BB-      Ba2        8,500,000        9.75% due 11/15/2003                          8,956,875     8,901,115
                         BBB-     Baa1       4,000,000     SB Treasury Company LLC, 9.40% (b)(c)            4,000,000     3,880,000
                         BB-      NR*        5,000,000     Veritas Capital Trust, 10% due
                                                           1/01/2028 (c)                                    5,312,500     5,250,000
                         BB       NR*        2,300,000     Veritas Holdings GMBH, 9.625% due
                                                           12/15/2003                                       2,501,250     2,438,000
                                                                                                         ------------  ------------
                                                                                                           43,025,625    41,740,665
====================================================================================================================================
Food & Beverage--        BB+      Ba3        7,000,000     Keebler Corp., 10.75% due 7/01/2006              8,023,750     7,962,500
1.5%
====================================================================================================================================
Furniture--1.5%          B        B1         7,000,000     Lifestyle Furnishings International,
                                                           10.875% due 8/01/2006                            7,883,750     7,805,000
====================================================================================================================================
Gaming--3.6%             BB       Ba2        5,000,000     Empress River Casino Finance, 10.75%
                                                           due 4/01/2002                                    5,446,875     5,412,500
                         CCC+     B2         5,000,000     Planet Hollywood International,
                                                           Inc., 12% due 4/01/2005 (c)                      5,000,000     4,812,500
                         CCC+     Caa1       9,000,000     Venetian Casino Resort LLC, 10% due
                                                           11/15/2005 (c)                                   8,377,222     8,460,000
                                                                                                         ------------  ------------
                                                                                                           18,824,097    18,685,000
====================================================================================================================================
Health Services--                                          Columbia/HCA Healthcare Corp.:
2.8%                     BBB      Ba2        2,500,000        6.41% due 6/15/2000                           2,442,950     2,443,200
                         BBB      Ba2        2,000,000        8.85% due 1/01/2007                           2,083,120     2,147,540
                         B-       B3         5,000,000     Kinetic Concepts, Inc., 9.625% due
                                                           11/01/2007                                       5,118,750     5,050,000
                         B-       B3         5,000,000     Magellan Health Services, Inc., 9%
                                                           due 2/15/2008 (c)                                5,000,000     4,937,500
                                                                                                         ------------  ------------
                                                                                                           14,644,820    14,578,240
====================================================================================================================================
Hotels--0.9%             B        B3         5,000,000     Signature Resorts, Inc., 9.75% due
                                                           10/01/2007                                       5,000,000     4,912,500
====================================================================================================================================
Independent Power                                          Midland Cogeneration Venture Limited
Producers--2.5%                                            Partnership (d):
                         BB       Ba3        3,000,000        10.33% due 7/23/2002                          3,247,500     3,239,130
                         B        B2         7,500,000        13.25% due 7/23/2006                          9,478,125     9,660,075
                                                                                                         ------------  ------------
                                                                                                           12,725,625    12,899,205
====================================================================================================================================
Industrials--1.9%        B        B2         5,000,000     Columbus McKinnon Corp., 8.50% due
                                                           4/01/2008 (c)                                    4,986,700     4,937,500
                         B        B3         5,000,000     Neff Corporation, 10.25% due
                                                           6/01/2008 (c)                                    5,000,000     5,012,500
                                                                                                         ------------  ------------
                                                                                                            9,986,700     9,950,000
====================================================================================================================================


                                      4 & 5

                               Corporate High Yield Fund III, Inc., May 31, 1998

SCHEDULE OF INVESTMENTS (concluded)

                           S&P    Moody's      Face                                                                         Value
  INDUSTRIES             Rating   Rating      Amount                Corporate Bonds                           Cost        (Note 1a)
====================================================================================================================================
Media &                  BB-      Ba3      $ 5,000,000     Antenna TV S.A., 9% due 8/01/2007             $  5,112,500  $  5,050,000
Communications           BB-      B1         7,000,000     Globo Comunicacoes Partcipacoes,
International--3.2%                                        Ltd., 10.625% due 12/05/2008 (c)                 7,046,000     6,755,000
                         BB+      Ba3        5,000,000     Multicanal S.A., 10.50% due
                                                           4/15/2018 (c)                                    4,916,500     4,850,000
                                                                                                         ------------  ------------
                                                                                                           17,075,000    16,655,000
====================================================================================================================================
Metals & Mining--        BB       Ba2        5,000,000     Great Central Mines Ltd., 8.875% due
4.3%                                                       4/01/2008 (c)                                    5,000,000     4,962,500
                         CCC+     B2         7,000,000     Kaiser Aluminum & Chemical Corp.,
                                                           12.75% due 2/01/2003                             7,460,600     7,481,250
                         CCC+     B3         5,000,000     Maxxam Group, Inc., 11.25% due
                                                           8/01/2003                                        5,331,250     5,275,000
                         B-       B2         5,000,000     Simcala, Inc., 9.625% due 4/15/2006(c)           5,012,500     5,012,500
                                                                                                         ------------  ------------
                                                                                                           22,804,350    22,731,250
====================================================================================================================================
Paper & Forest           CCC+     Caa1       1,000,000     APP International Finance Co.,
Products--2.8%                                             11.75% due 10/01/2005                              877,500       870,000
                         B        B3         6,000,000     Ainsworth Lumber Company, 12.50% due
                                                           7/15/2007 (a)                                    6,030,000     6,196,667
                         BB       Ba3        7,000,000     Malette Inc., 12.25% due 7/15/2004               7,924,000     7,805,000
                                                                                                         ------------  ------------
                                                                                                           14,831,500    14,871,667
====================================================================================================================================
Product Distribution--   B        B2         4,000,000     Corporate Express Holdings Inc.,
1.4%                                                       9.625% due 6/01/2008 (c)                         4,000,000     4,020,000
                         B-       B3         3,500,000     Nebraska Book Co., 8.75% due
                                                           2/15/2008 (c)                                    3,500,000     3,368,750
                                                                                                         ------------  ------------
                                                                                                            7,500,000     7,388,750
====================================================================================================================================
Real Estate--1.0%        BB-      Ba3        5,000,000     Forest City Enterprises Inc., 8.50%
                                                           due 3/15/2008                                    5,000,000     5,000,000
====================================================================================================================================
Specialty Retailing--    B-       B3         5,000,000     Eye Care Centers of America, Inc.,
0.9%                                                       9.125% due 5/01/2008 (c)                         4,975,550     5,006,250
====================================================================================================================================
Steel--3.4%              BB-      Ba2        7,000,000     AK Steel Holding Corp., 10.75% due
                                                           4/01/2004                                        7,551,250     7,455,000
                         NR*      B1         5,000,000     CSN Iron S.A., 9.125% due 6/01/2007(c)           4,370,000     4,312,500
                         B-       B1         2,000,000     UCAR Global Enterprises, 12% due
                                                           1/15/2005                                        2,170,000     2,165,000
                         B        B3         4,000,000     WHX Corporation, 10.50% due
                                                           4/15/2005 (c)                                    4,000,000     4,120,000
                                                                                                         ------------  ------------
                                                                                                           18,091,250    18,052,500
====================================================================================================================================
Telephony/Competitive    B-       NR*        4,250,000     Intelcom Group USA Inc., 9.922%**
Local Exchange                                             due 5/01/2006                                    3,492,405     3,357,500
Carriers--4.4%           B        B2         4,000,000     Intermedia Communications Inc.,
                                                           8.60% due 6/01/2008 (c)                          4,000,000     4,030,000
                         B        B3         2,750,000     Level 3 Communications Corp., 9.125%
                                                           due 5/01/2008 (c)                                2,738,423     2,681,250
                                                           Nextlink Communications Inc. (c):
                         B        B3         5,000,000        9% due 3/15/2008                              4,989,900     5,000,000
                         NR*      B3         5,000,000        9.45%** due 4/15/2008                         3,187,805     3,068,750
                         B-       B3         8,000,000     RSL Communications PLC, 10.125%**
                                                           due 3/01/2008 (c)                                5,000,246     4,880,000
                                                                                                         ------------  ------------
                                                                                                           23,408,779    23,017,500
====================================================================================================================================
Textiles--2.6%           B        B3         7,500,000     Dan River Inc., 10.125% due 12/15/2003           8,035,950     8,006,250
                         B        B2         4,750,000     Polymer Group, Inc., 8.75% due
                                                           3/01/2008 (c)                                    4,750,000     4,785,625
                         CCC-     Caa2       2,000,000     Polysindo International Finance,
                                                           9.375% due 7/30/2007                             1,140,000       860,000
                                                                                                         ------------  ------------
                                                                                                           13,925,950    13,651,875
====================================================================================================================================
Transportation--7.1%     BB-      B1         5,000,000     Alpha Shipping PLC, 9.50% due
                                                           2/15/2008 (c)                                    4,971,400     4,825,000
                         B+       B1         4,250,000     American Reefer Co. Ltd., 10.25% due
                                                           3/01/2008 (c)                                    4,250,000     4,260,625
                         BB-      NR*        6,000,000     Autopistas del Sol S.A., 10.25% due
                                                           8/01/2009 (c)                                    5,598,750     5,835,000
                         BB-      B1         6,100,000     Sea Containers Ltd., 12.50% due
                                                           12/01/2004                                       6,927,375     6,832,000
                         BB-      Ba3        5,000,000     Transportacion Maritima Mexicana
                                                           S.A., 10% due 11/15/2006                         5,036,875     4,875,000
                         B-       B3         7,000,000     Transtar Holdings, Inc., 10.547%**
                                                           due 12/15/2003                                   6,455,972     6,510,000
                         B-       NR*        5,000,000     Trism Inc., 10.75% due 12/15/2000                4,425,000     4,175,000
                                                                                                         ------------  ------------
                                                                                                           37,665,372    37,312,625
====================================================================================================================================
Utilities--4.9%          BB+      Baa3       5,000,000     Empresa Electricidad del Norte,
                                                           10.50% due 6/15/2005 (c)                         5,000,000     5,100,000
                         BB-      B1         5,000,000     Espirito Santo--Escelsa, 10% due
                                                           7/15/2007 (c)                                    4,817,500     4,468,750
                         BB+      NR*        3,000,000     Inversora de Electrica, 9% due
                                                           9/16/2004 (c)                                    2,947,500     2,925,000
                         BBB-     Ba3        8,000,000     Metrogas S.A., 12% due 8/15/2000                 8,591,250     8,460,000
                         BB       Ba2        5,000,000     Monterrey Power, S.A. de C.V.,
                                                           9.625% due 11/15/2009 (c)                        4,990,800     4,837,500
                                                                                                         ------------  ------------
                                                                                                           26,347,050    25,791,250
====================================================================================================================================
Wireless                 CCC+     B2         5,000,000     Cencall Communications Corp.,
Communications--                                           8.805%** due 1/15/2004                           4,900,701     4,887,500
Domestic Paging &        B+       B3         8,475,000     Comunicacion Celular S.A., 11.302%**
Cellular--4.6%                                             due 11/15/2003                                   6,720,674     6,568,125
                         NR*      B3         8,000,000     Pagemart Nationwide Inc., 12.107%**
                                                           due 2/01/2005                                    7,203,403     7,200,000
                         B-       NR*        8,375,000     Pinnacle Holdings Inc., 10%** due
                                                           3/15/2008 (c)                                    5,247,681     5,360,000
                                                                                                         ------------  ------------
                                                                                                           24,072,459    24,015,625
====================================================================================================================================
Wireless                 B        B3         9,000,000     CTI Holdings S.A., 11.314%** due
Communications--                                           4/15/2008 (c)                                    5,298,897     5,220,000
International Paging &   CCC+     Caa1       7,500,000     McCaw International Ltd., 11.522%**
Cellular--2.8%                                             due 4/15/2007                                    5,106,875     4,950,000
                         CCC+     Caa1       8,000,000     Telesystem International Wireless
                                                           Inc., 10.683%** due 11/01/2007                   5,020,436     4,800,000
                                                                                                         ------------  ------------
                                                                                                           15,426,208    14,970,000
====================================================================================================================================
                                                           Total Investments in Corporate
                                                           Bonds--95.8%                                   507,011,968   501,847,089
====================================================================================================================================
                                               Shares
                                                Held             Preferred Stocks
====================================================================================================================================
Product Distribution--                         50,000      Nebco Evans Holdings Co., 11.25%(a)(c)           5,000,000     5,075,000
1.0%
====================================================================================================================================
                                                           Total Investments in Preferred
                                                           Stocks--1.0%                                     5,000,000     5,075,000
====================================================================================================================================
                                                           Total Investments--96.8%                      $512,011,968   506,922,089
                                                                                                         ============
                                                           Other Assets Less Liabilities--3.2%                           16,935,352
                                                                                                                       ------------
                                                           Net Assets--100.0%                                          $523,857,441
                                                                                                                       ============
====================================================================================================================================

*     Not Rated.
** Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
(a) Represents a pay-in-kind security which may pay interest in additional shares/face.
(b)   The security is a perpetual bond and has no definite maturity date.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d)   Subject to principal paydowns.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.


                                     6 & 7

                               Corporate High Yield Fund III, Inc., May 31, 1998

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                         As of May 31, 1998
====================================================================================================================================
Assets:                  Investments, at value (identified cost--$512,011,968) (Note 1a).............                 $506,922,089
                         Receivables:
                           Interest..................................................................  $  10,245,240
                           Securities sold...........................................................      9,089,455    19,334,695
                                                                                                       -------------
                         Deferred organization expenses (Note 1e)....................................                       15,864
                         Prepaid expenses and other assets...........................................                       18,690
                                                                                                                      ------------
                         Total assets................................................................                  526,291,338
                                                                                                                      ------------
====================================================================================================================================
Liabilities:             Payables:
                           Dividends to shareholders (Note 1f).......................................      1,550,000
                           Investment adviser (Note 2)...............................................         73,537     1,623,537
                                                                                                       -------------
                         Accrued expenses and other liabilities......................................                      810,360
                                                                                                                      ------------
                         Total liabilities...........................................................                    2,433,897
                                                                                                                      ------------
====================================================================================================================================
Net Assets:              Net assets..................................................................                 $523,857,441
                                                                                                                      ============
====================================================================================================================================
Capital:                 Common Stock, $.10 par value, 200,000,000 shares authorized.................                 $  3,495,667
                         Paid-in capital in excess of par............................................                  520,289,338
                         Undistributed investment income--net........................................                    4,126,907
                         Undistributed realized capital gains on investments--net....................                    1,035,408
                         Unrealized depreciation on investments--net.................................                   (5,089,879)
                                                                                                                      ------------
                         Total--Equivalent to $14.99 per share based on
                         34,956,667 shares of capital stock outstanding
                         (market price $14.1875).....................................................                 $523,857,441
                                                                                                                      ============
====================================================================================================================================

                         See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                         For the Period January 30, 1998+ to May 31, 1998
====================================================================================================================================
Investment Income        Interest and discount earned................................................                  $ 14,566,665
(Note 1d):               Other.......................................................................                        61,000
                                                                                                                       ------------
                         Total income................................................................                    14,627,665
                                                                                                                       ------------
====================================================================================================================================
Expenses:                Investment advisory fees (Note 2)...........................................  $ 1,046,732
                         Accounting services (Note 2) ...............................................       33,581
                         Custodian fees..............................................................       14,661
                         Directors' fees and expenses................................................       14,200
                         Professional fees...........................................................       12,274
                         Transfer agent fees.........................................................        9,800
                         Pricing services............................................................        4,000
                         Amortization of organization expenses (Note 1e).............................        1,136
                         Printing and shareholder reports............................................        1,000
                         Other.......................................................................       34,315
                                                                                                      ------------
                         Total expenses before reimbursement.........................................    1,171,699
                         Reimbursement of expenses (Note 2)..........................................   (1,002,769)
                                                                                                      ------------
                         Total expenses after reimbursement..........................................                       168,930
                                                                                                                       ------------
                         Investment income--net......................................................                    14,458,735
                                                                                                                       ------------
====================================================================================================================================
Realized &               Realized gain on investments--net...........................................                     1,035,408
Unrealized Gain          Unrealized depreciation on investments--net.................................                    (5,089,879)
(Loss) on                                                                                                              ------------
Investments--            Net Increase in Net Assets Resulting from Operations........................                  $ 10,404,264
Net (Notes 1b,                                                                                                         ============
1d & 3):
====================================================================================================================================

                         + Commencement of operations.

                         See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                     For the Period
                                                                                                                     Jan. 30, 1998+
                         Increase (Decrease) in Net Assets:                                                         to May 31, 1998
====================================================================================================================================
Operations:              Investment income--net..................................................................      $ 14,458,735
                         Realized gain on investments--net.......................................................         1,035,408
                         Unrealized depreciation on investments--net.............................................        (5,089,879)
                                                                                                                       ------------
                         Net increase in net assets resulting from operations...................................         10,404,264
                                                                                                                       ------------
====================================================================================================================================
Dividends to             Investment income--net..................................................................       (10,331,828)
Shareholders                                                                                                           ------------
(Note 1f):               Net decrease in net assets resulting from dividends to shareholders....................        (10,331,828)
                                                                                                                       ------------
====================================================================================================================================
Capital Stock            Proceeds from issuance of Common Stock.................................................        524,250,000
Transactions             Offering costs resulting from the issuance of Common Stock.............................           (565,000)
(Notes 1e & 4):                                                                                                        ------------
                         Net increase in net assets derived from capital stock transactions.....................        523,685,000
                                                                                                                       ------------
====================================================================================================================================
Net Assets:              Total increase in net assets...........................................................        523,757,436
                         Beginning of period....................................................................            100,005
                                                                                                                       ------------
                         End of period*.........................................................................       $523,857,441
                                                                                                                       ============
====================================================================================================================================
                         * Undistributed investment income--net..................................................      $  4,126,907
                                                                                                                       ============
====================================================================================================================================
                         + Commencement of operations.

            See Notes to Financial Statements.


                                      8 & 9

                               Corporate High Yield Fund III, Inc., May 31, 1998

FINANCIAL HIGHLIGHTS

                         The following per share data and ratios have been derived
                         from information provided in the financial statements.                                      For the Period
                                                                                                                     Jan. 30, 1998+
                         Increase (Decrease) in Net Asset Value:                                                    to May 31, 1998
====================================================================================================================================
Per Share                Net asset value, beginning of period.....................................................        $  15.00
Operating                                                                                                                 --------
Performance:               Investment income--net..................................................................            .42
                           Realized and unrealized loss on investments--net........................................          (.11)
                                                                                                                          --------
                         Total from investment operations.........................................................             .31
                                                                                                                          --------
                         Less dividends from investment income--net................................................          (.30)
                                                                                                                          --------
                         Capital charge resulting from the issuance of Common Stock...............................           (.02)
                                                                                                                          --------
                         Net asset value, end of period...........................................................        $  14.99
                                                                                                                          ========
                         Market price per share, end of period....................................................        $14.1875
                                                                                                                          ========
====================================================================================================================================
Total Investment         Based on net asset value per share.......................................................           2.00%++
Return:**                                                                                                                 ========
                         Based on market price per share..........................................................         (3.46%)++
                                                                                                                          ========
====================================================================================================================================
Ratios to Average        Expenses, net of reimbursement..........................................................             .10%*
Net Assets:                                                                                                               ========
                         Expenses................................................................................             .69%*
                                                                                                                          ========
                         Investment income--net....................................................................          8.46%*
                                                                                                                          ========
====================================================================================================================================
Supplemental             Net assets, end of period (in thousands).................................................        $523,857
Data:                                                                                                                     ========
                         Portfolio turnover.......................................................................          16.79%
                                                                                                                          ========
====================================================================================================================================

                         +     Commencement of operations.
                         ++    Aggregate total investment return.
                         *     Annualized.
                         **    Total investment returns based on market value,
                               which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

                         See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund III, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. Prior to commencement of operations on January 30, 1998, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on January 20, 1998 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund will determine and make available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol CYE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets including futures contracts and related options are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures


                                     10 & 11

                               Corporate High Yield Fund III, Inc., May 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period. Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services the Fund pays a monthly fee at an annual rate of 0.60% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed. For the period January 30, 1998 to May 31, 1998, FAM earned fees of $1,046,732, of which $951,320 was voluntarily waived. FAM also reimbursed the Fund $51,449 for additional expenses.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period January 30, 1998 to May 31, 1998 were $566,941,898 and $57,936,491, respectively.

Net realized gains (losses) for the period January 30, 1998 to May 31, 1998 and net unrealized losses as of May 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                  Realized           Unrealized
                                               Gains (Losses)          Losses
-------------------------------------------------------------------------------
Long-term investments ................         $ 1,037,501          $(5,089,879)
Short-term investments ...............              (2,093)                  --
                                               -----------          -----------
-------------------------------------------------------------------------------
Total ................................         $ 1,035,408          $(5,089,879)
                                               ===========          ===========
--------------------------------------------------------------------------------

As of May 31, 1998, net unrealized depreciation for Federal income tax purposes aggregated $5,539,058, of which $2,768,905 related to appreciated securities and $8,307,963 related to depreciated securities. The aggregate cost of investments at May 31, 1998 for Federal income tax purposes was $512,461,147.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the period January 30, 1998 to May 31, 1998 increased by 34,950,000 from shares sold.

5. Subsequent Events:

On June 8, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.118057 per share, payable on June 30, 1998 to shareholders of record as of June 22, 1998.

On June 10, 1998, the Fund entered into a credit agreement with a syndicate of banks led by BankBoston, N.A. and State Street Bank and Trust Company through June 9, 1999. The agreement is for a $250,000,000 credit facility bearing interest at the Federal Funds rate plus 0.43% and/or LIBOR plus 0.43%.


                                    12 & 13

                               Corporate High Yield Fund III, Inc., May 31, 1998

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, Corporate High Yield Fund III, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Corporate High Yield Fund III, Inc. as of May 31, 1998, the related statements of operations and changes in net assets and the financial highlights for the period January 30, 1998 (commencement of operations) to May 31, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Corporate High Yield Fund III, Inc. as of May 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the period January 30, 1998 to May 31, 1998 in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
July 1, 1998


PORTFOLIO INFORMATION (unaudited)

                                                                                                                    Percent of Total
As of May 31, 1998                                                                                             Long-Term Investments
====================================================================================================================================
Ten Largest Holdings
Midland Cogeneration        Midland Cogeneration operates a natural gas-fired, cogeneration facility located in
Venture Limited             Midland County, Michigan. The plant also produces steam for industrial applications.
                            Partnership Consumers Energy Company, who is Midland's main customer, indirectly owns a 49%
                            stake in the company.                                                                               2.5%
------------------------------------------------------------------------------------------------------------------------------------
Reliance Group              Reliance owns property/casualty insurance and title insurance companies. The
Holdings Inc.               companies underwrite a broad range of standard commercial and specialty commercial lines of
                            property and casualty insurance.                                                                    2.1
------------------------------------------------------------------------------------------------------------------------------------
Metrogas S.A.               Metrogas is the largest natural gas distribution company in Argentina. Metrogas accounts for about 29% of total deliveries to the country's natural gas market and has  over 1.8 million
                            customers in its service area in and around Argentina's capital,  Buenos Aires.                     1.7
------------------------------------------------------------------------------------------------------------------------------------
Venetian Casino             Venetian Casino Resort is a major casino resort under construction on the Las Vegas
Resort LLC                  strip that will target the convention market.                                                       1.7
------------------------------------------------------------------------------------------------------------------------------------
Nextlink Communications     Nextlink provides local, long distance and enhanced telephone communications
Inc.                        services to commercial customers. The company operates in 24 markets in seven states.               1.6
------------------------------------------------------------------------------------------------------------------------------------
Dan River Inc.              Dan River manufactures and markets textile products for home fashion and apparel markets. Products include comforters, sheets, bed skirts and draperies, sold primarily  under the Dan River and Bed in a Bag brand names. Dan River also produces cotton and  cotton-blended
                            apparel fabrics.                                                                                    1.6
------------------------------------------------------------------------------------------------------------------------------------
Keebler Corp.               Cookie manufacturer Keebler Foods has brand names that include Keebler, Cheez-It and Carr's. The company also makes ice cream cones, pie crusts and custom-baked  products for
                            other companies.                                                                                    1.6
------------------------------------------------------------------------------------------------------------------------------------
First Nationwide            First Nationwide is one of the largest thrifts in the United States. Branch offices,
Holdings Inc.               mortgage-lending and servicing activities are primarily in California, with some business  in
                            Texas and Florida.                                                                                  1.5
------------------------------------------------------------------------------------------------------------------------------------
Lifestyle Furnishings       Lifestyle Furnishings manufactures and markets home furniture and furnishings under
International               the brand names of Henredon, Drexel Heritage, Universal, Maitland Smith and Lexington.              1.5
------------------------------------------------------------------------------------------------------------------------------------
Malette Inc.                Malette is a Canadian producer of oriented strand board panels and commodity 2x4 lumber with facilities primarily located in the province of Quebec. Malette is a  wholly-owned
                            subsidiary of Canadian paper and forest products producer Tembec, Inc.                              1.5
------------------------------------------------------------------------------------------------------------------------------------

Officers and Directors

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Elizabeth M. Phillips, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian and Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

NYSE Symbol

CYE


This report, including the financial information herein, is transmitted to the shareholders of Corporate High Yield Fund III, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.


Corporate High
Yield Fund III, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #COYIII--5/98

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